                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                              AMENDMENT NO. 1 TO
                                  FORM 8-K



                                CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 2, 1999 (July 27, 1999)
                                                  ------------------------------

                                  ON2.COM INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           Colorado                     0-23171                  84-1280679
--------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


375 Greenwich Street New York, New York                      10013
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (212) 941-2400
                                                    --------------

   N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On July 27, 1999, On2.com Inc. (the "Company") dismissed Nelson, Mayoka & Co., its former certifying accountants. Nelson, Mayoka & Co. has not reported on the financial statements of the Company. The decision to change accountants was recommended and approved by the board of directors of the Company. There have been no disagreements between the Company and Nelson, Mayoka & Co.

     Also on July 27, 1999, the Company dismissed Ernst & Young LLP, the former certifying accountants of the Company's subsidiary, The Duck Corporation. Ernst & Young LLP had not issued an adverse opinion or a disclaimer of opinion, and its opinion has not been qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between the Company and Ernst & Young LLP.

     On July 27, 1999, the Company appointed Arthur Andersen LLP as its new independent accountant.


ITEM 7.  EXHIBITS.  The following items are attached as exhibits hereto:

Exhibit 16.1   Letter of Nelson, Mayoka & Co.
Exhibit 16.2   Letter of Ernst & Young LLP


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ON2.COM INC.


                                        /s/ Barry M. Shereck
                                        ---------------------------------------
                                        Name: Barry M. Shereck
                                        Title: Chief Financial Officer


Dated: August 6, 1999